May 6, 1997

Dear Shareholder:

  The net asset value of the Hilliard Lyons Growth Fund gained 1.4% in the first quarter of 1997. This three month stretch contained a little of everything that investors can experience--at times a raging bull, a growling bear, and in the end fairly mundane results for the major market indices. Our benchmark for comparison, the Standard & Poor's 500, gained 2.6%. Since the quarter's rough patch occurred right at the end of the quarter, the prevailing emotion currently is one of apprehension. The fact is most mutual fund investors experienced far worse results than the averages. The Lipper Company reported the following performance results for fund categories. Growth funds as a group declined by 1.25%, but smaller company funds and medium size company funds did much worse. The Lipper Index for small cap funds was down 6.97% and mid-cap funds dropped 5.89%. The market volatility has continued into the second quarter of the year and the Standard & Poor's 500 Index shows a modest gain at this writing as does the Hilliard Lyons Growth Fund. We continue to believe that the outstanding financial characteristics of our companies will serve you well in difficult market periods.

 The Heart of the Matter

  When stock prices begin to move sharply in one direction or another due to strained investor emotions, it is sometimes difficult to remember clearly what one is really trying to accomplish. Price movements themselves take center stage, seeming to diminish the importance of underlying financial results in determining the success or lack of it in a particular investment. In such periods, we regularly remind ourselves what our objectives are and what behavior on our part will cause us to achieve them. It is an appropriate time to share those thoughts with you.

  In a nutshell, we assume that if we pay a reasonable price for shares of a company whose earnings quadruple in 10 years, the value of the stock will quadruple in 10 years. That would yield an investment return of 15%. There are, then, two things for us to think about. First, we must analyze the company's earnings very carefully. We must determine that the company's earning power is sustainable, and we must decide whether the company will be able to reinvest its profits at a higher rate of return. Do opportunities in its field abound? Is the management astute in the acquisition area? We should spend most of our work days developing convictions about the earnings issues for a wide variety of businesses.

  The second judgment we must make is what constitutes a reasonable price to pay for a company. We use a number of valuation guidelines. They are mechanistic and this part of our job, though important in the ultimate outcome of the investment, is much easier to deal with than the earnings issue. So when market volatility leaves our heads spinning, we go back to these first principles. Then a market downdraft can be seen for what it is, a welcome opportunity to buy into long sought businesses at reasonable and sometimes even bargain prices.

 Outlook

  Businessmen who export products to foreign countries often do what's known as "forward selling" the currencies of the foreign countries where they are dealing. They do this to ensure that their profits are not affected by currency fluctuations. For example, if a business sells television sets to wholesalers in England it would most likely receive payments at some point in
                                                            Continued . . . . .

the future in pounds sterling. In order to ensure the profit, it would agree to deliver pounds sterling for dollars to a currency trader at some point in the future. The business would make payment with the pounds it was to receive from the English wholesalers. Then it would not have to worry about changes in the dollar relative to the pound. This activity would be more frenetic if most people thought the pound's value would fall in relation to the dollar. Then there would be a real incentive to "forward sell".

  This sort of anticipatory thinking is particularly prevalent currently in the bond and stock market. It has a reinforcing effect. People sell bonds because they anticipate their prices to drop, which drives the prices down and increases the conviction that they are going lower. The same attitudes roll over into the stock market. Sellers, anticipating that higher inflation and bond rates will drive stock prices lower, sell their stocks; this forces the prices lower, feeding the perception that there is real trouble ahead. This perceived need to stay one jump ahead of the next guy can take prices far away from the reality of a given situation. What if the pounds don't really fall compared to the dollar or interest rates don't go up because inflation doesn't rear its ugly head? Such realizations cause very abrupt changes in markets.

  Our point in all this is that the current market conditions are influenced strongly by the belief that the economy is overheating, inflation is about to burst forth, and the Federal Reserve Bank will have to raise rates to squeeze the system and perhaps cause a recession. In our view, there is scant concrete evidence that such a period lies ahead. It seems to us that the case could just as easily be made for continued subdued inflation. Investors acting on the assumption that significantly higher interest rates are just ahead may wake up soon with evidence pointing in a distinctly different direction. It is too soon, in our view, to assume that the economy is suddenly on a different track of growth, inflation, and interest rates. The future course of events is just that--the future. It will be revealed in time, and all the market machinations and worrying about them don't amount to much. Individual company performance does.

  Thank you for your support. It is most appreciated and most helpful as we go about our business.

                                           /s/ DONALD F. KOHLER

                                           DONALD F. KOHLER
                                           Chairman

                                           /s/ SAMUEL C. HARVEY

                                           SAMUEL C. HARVEY
                                           President

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF NET ASSETS
                                  (UNAUDITED)
                                 MARCH 31, 1997

                                                                       Market
 Shares  Company                                                        Value
--------------------------------------------------------------------------------
 COMMON STOCKS -- 85.1%
 -------------------------------------------------------------------------------
         CAPITAL GOODS -- 17.2%
         -----------------------------------------------------------------------
 33,000  Dover Corp...............................................   $ 1,732,500
 14,000  General Electric Co......................................     1,389,500
 16,800  Hubbell Inc. CL B........................................       709,800
 43,000  Lydall Inc...............................................       870,750
 34,500  Nordson Corp.............................................     1,742,250
                                                                     -----------
                                                                       6,444,800
         CONSUMER DURABLE -- 6.4%
         -----------------------------------------------------------------------
 49,500  Donaldson Inc............................................     1,720,125
 20,000  Harley Davidson Inc......................................       677,500
                                                                     -----------
                                                                       2,397,625
         CONSUMER NON-DURABLE -- 8.3%
         -----------------------------------------------------------------------
 36,500* Bush Boake Allen Inc.....................................       939,875
  7,000  International Flavors & Fragrances.......................       306,250
 48,000  PepsiCo Inc..............................................     1,566,000
  2,500  Procter & Gamble Co......................................       287,500
                                                                     -----------
                                                                       3,099,625
         FINANCIAL -- 33.1%
         -----------------------------------------------------------------------
 18,000  American International Group Inc.........................     2,112,750
     23* Berkshire Hathaway Inc...................................       832,600
 76,000  Cincinnati Financial Corp................................     5,339,000
 48,000  Federal Home Loan Mortgage Corp..........................     1,308,000
  8,000  Fifth Third Bancorp......................................       620,000
 57,250  Synovus Financial Corp...................................     1,688,875
 10,000  Wachovia Corp............................................       545,000
                                                                     -----------
                                                                      12,446,225
         HEALTH CARE -- 7.9%
         -----------------------------------------------------------------------
 38,500  Allergan Inc.............................................     1,121,313
 35,000  Johnson & Johnson........................................     1,850,625
                                                                     -----------
                                                                       2,971,938
         RETAIL & SERVICES -- 10.6%
         -----------------------------------------------------------------------
 36,500  Brady WH Co..............................................       917,062
 12,000  Gannett Inc..............................................     1,030,500
 49,000  Walgreen Co..............................................     2,051,875
                                                                     -----------
                                                                       3,999,437

                                                                        Market
 Shares Company                                                         Value
--------------------------------------------------------------------------------
        UTILITY -- 1.6%
        ------------------------------------------------------------------------
 20,500 Century Telephone Enterprises..............................      604,750
                                                                      ----------
                                                                         604,750
 TOTAL COMMON STOCKS -- (COST -- $20,818,752).......................  31,964,400
                                                                      ----------

REPURCHASE AGREEMENTS -- 14.4%
--------------------------------------------------------------------------------

 Principal
 Amount     Description
 ---------- -----------
 $5,400,000 State Street Bank &
            Trust Co., dated
            3/31/97, with respect to
            $5,095,000 U.S. Treasury
            Bonds, 7 7/8%, due
            2/15/21 (market value
            -- $5,514,748). Purchase
            Yield 5.50%, due 4/1/97.................................   5,400,000
                                                                     -----------
            TOTAL REPURCHASE AGREEMENTS
            (COST -- $5,400,000)....................................   5,400,000
 OTHER ASSETS LESS LIABILITIES -- (0.5%)............................     192,706
                                                                     -----------
 NET ASSETS
 (equivalent to $23.27 per share of
 common stock based on 1,613,947
 shares of $.001 par value common
 stock outstanding, authorized
 150,000,000 shares)................................................ $37,557,106
                                                                     ===========

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets of the Fund.
* Non-income producing security.

                    --------------------------------------

                     [LOGO OF HILLIARD LYONS GROWTH FUND]

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997
                       J.J.B. HILLIARD, W.L. LYONS, INC.
                             HILLIARD LYONS CENTER
                           LOUISVILLE, KENTUCKY 40202
                                 (502) 588-8400
                                 (800) 444-1854

                    --------------------------------------


                                   DIRECTORS

William A. Blodgett, Jr.                                Gilbert L. Pamplin
Donald F. Kohler                                        Dillman A. Rash
John C. Owens

                                    OFFICERS

Donald F. Kohler--Chairman
Samuel C. Harvey--President
Thomas A. Corea--Vice President
Joseph C. Curry, Jr.--Vice President, Treasurer and Secretary
Dianna P. Wengler--Vice President

                                  DISTRIBUTOR

J.J.B. Hilliard, W.L. Lyons, Inc.
Hilliard Lyons Center
P.O. Box 32760
Louisville, Kentucky 40232-2760
(502) 588-9145
(800) 444-1854

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                              FIRST QUARTER REPORT
                                 MARCH 31, 1997